The Travelers Companies, Inc. Financial Supplement - First Quarter 2025	Exhibit 99.2
 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc. Financial Highlights

($ and shares in millions, except for per share data)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Net income	$1,123	$534	$1,260	$2,082	$395
Net income per share:
Basic	$4.87	$2.32	$5.50	$9.11	$1.73
Diluted	$4.80	$2.29	$5.42	$8.96	$1.70
Core income	$1,096	$585	$1,218	$2,126	$443
Core income per share:
Basic	$4.75	$2.54	$5.31	$9.30	$1.94
Diluted	$4.69	$2.51	$5.24	$9.15	$1.91
Return on equity	18.0%	8.6%	19.2%	30.0%	5.6%
Core return on equity	15.4%	8.1%	16.6%	27.7%	5.6%
Total assets, at period end	$127,410	$129,315	$134,588	$133,189	$135,977
Total equity, at period end	$25,022	$24,862	$27,696	$27,864	$28,191
Book value per share, at period end	$109.28	$109.08	$122.00	$122.97	$124.43
Less: Net unrealized investment gains (losses), net of tax	(16.25)	(17.44)	(9.30)	(16.07)	(14.56)
Adjusted book value per share, at period end	$125.53	$126.52	$131.30	$139.04	$138.99

Weighted average number of common shares outstanding (basic)	229.0	228.6	227.4	226.9	226.9
Weighted average number of common shares outstanding and common stock equivalents (diluted)	232.0	231.5	230.6	230.7	230.4
Common shares outstanding at period end	229.0	227.9	227.0	226.6	226.6
Common stock dividends declared	$232	$245	$243	$242	$241
Common stock repurchased:
Under Board of Directors authorization
Shares	1.2	1.1	1.1	1.0	1.0
Cost	$250	$250	$250	$250	$250
Other
Shares	0.6	0.1	—	—	0.4
Cost	$138	$3	$3	$2	$108

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Net income
Net income	$1,123	$534	$1,260	$2,082	$395
Adjustments:
Net realized investment (gains) losses, after-tax	(27)	51	(42)	44	48
Core income	$1,096	$585	$1,218	$2,126	$443
Basic earnings per share
Net income	$4.87	$2.32	$5.50	$9.11	$1.73
Adjustments:
Net realized investment (gains) losses, after-tax	(0.12)	0.22	(0.19)	0.19	0.21
Core income	$4.75	$2.54	$5.31	$9.30	$1.94
Diluted earnings per share
Net income	$4.80	$2.29	$5.42	$8.96	$1.70
Adjustments:
Net realized investment (gains) losses, after-tax	(0.11)	0.22	(0.18)	0.19	0.21
Core income	$4.69	$2.51	$5.24	$9.15	$1.91

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

Basic and Diluted	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Net income, as reported	$1,123	$534	$1,260	$2,082	$395
Participating share-based awards - allocated income	(8)	(5)	(10)	(15)	(3)
Net income available to common shareholders - basic and diluted	$1,115	$529	$1,250	$2,067	$392
Common Shares
Basic
Weighted average shares outstanding	229.0	228.6	227.4	226.9	226.9
Diluted
Weighted average shares outstanding	229.0	228.6	227.4	226.9	226.9
Weighted average effects of dilutive securities - stock options and performance shares	3.0	2.9	3.2	3.8	3.5
Diluted weighted average shares outstanding	232.0	231.5	230.6	230.7	230.4

(1) Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Income - Consolidated

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Revenues
Premiums	$10,126	$10,243	$10,704	$10,868	$10,710
Net investment income	846	885	904	955	930
Fee income	109	115	121	128	119
Net realized investment gains (losses)	35	(65)	55	(55)	(61)
Other revenues	112	105	120	112	112
Total revenues	11,228	11,283	11,904	12,008	11,810
Claims and expenses
Claims and claim adjustment expenses	6,656	7,373	6,996	6,034	8,006
Amortization of deferred acquisition costs	1,698	1,678	1,790	1,807	1,778
General and administrative expenses	1,406	1,478	1,460	1,475	1,459
Interest expense	98	98	98	98	99
Total claims and expenses	9,858	10,627	10,344	9,414	11,342
Income before income taxes	1,370	656	1,560	2,594	468
Income tax expense	247	122	300	512	73
Net income	$1,123	$534	$1,260	$2,082	$395

Other statistics
Effective tax rate on net investment income	17.6%	17.8%	17.9%	17.9%	17.9%
Net investment income (after-tax)	$698	$727	$742	$785	$763

Catastrophes, net of reinsurance:
Pre-tax	$712	$1,509	$939	$175	$2,266
After-tax	$563	$1,192	$739	$138	$1,790

Prior year reserve development - favorable:
Pre-tax	$91	$230	$126	$262	$378
After-tax	$71	$182	$99	$207	$297

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Underwriting gain (loss)	$472	$(58)	$547	$1,420	$(239)
Net investment income	698	727	742	785	763
Other income (expense), including interest expense	(74)	(84)	(71)	(79)	(81)
Core income	1,096	585	1,218	2,126	443
Net realized investment gains (losses)	27	(51)	42	(44)	(48)
Net income	$1,123	$534	$1,260	$2,082	$395
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	65.2%	71.4%	64.8%	55.0%	74.2%
Underwriting expense ratio	28.7%	28.8%	28.4%	28.2%	28.3%
Combined ratio	93.9%	100.2%	93.2%	83.2%	102.5%
Impact on combined ratio:
Net favorable prior year reserve development	(0.9)%	(2.2)%	(1.2)%	(2.4)%	(3.5)%
Catastrophes, net of reinsurance	7.1%	14.7%	8.8%	1.6%	21.2%
Underlying combined ratio	87.7%	87.7%	85.6%	84.0%	84.8%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Billing and policy fees and other	$30	$30	$28	$28	$28
Fee income:
Loss and loss adjustment expenses	$39	$42	$44	$47	$45
Underwriting expenses	70	73	77	81	74
Total fee income	$109	$115	$121	$128	$119
Non-insurance general and administrative expenses	$102	$106	$106	$107	$109

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Core Income - Consolidated

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Revenues
Premiums	$10,126	$10,243	$10,704	$10,868	$10,710
Net investment income	846	885	904	955	930
Fee income	109	115	121	128	119
Other revenues	112	105	120	112	112
Total revenues	11,193	11,348	11,849	12,063	11,871
Claims and expenses
Claims and claim adjustment expenses	6,656	7,373	6,996	6,034	8,006
Amortization of deferred acquisition costs	1,698	1,678	1,790	1,807	1,778
General and administrative expenses	1,406	1,478	1,460	1,475	1,459
Interest expense	98	98	98	98	99
Total claims and expenses	9,858	10,627	10,344	9,414	11,342
Core income before income taxes	1,335	721	1,505	2,649	529
Income tax expense	239	136	287	523	86
Core income	$1,096	$585	$1,218	$2,126	$443
Other statistics
Effective tax rate on net investment income	17.6%	17.8%	17.9%	17.9%	17.9%
Net investment income (after-tax)	$698	$727	$742	$785	$763
Catastrophes, net of reinsurance:
Pre-tax	$712	$1,509	$939	$175	$2,266
After-tax	$563	$1,192	$739	$138	$1,790
Prior year reserve development - favorable:
Pre-tax	$91	$230	$126	$262	$378
After-tax	$71	$182	$99	$207	$297

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Statutory underwriting
Gross written premiums	$11,310	$11,865	$12,149	$11,226	$11,890
Net written premiums	$10,184	$11,115	$11,317	$10,742	$10,515
Net earned premiums	$10,128	$10,243	$10,704	$10,868	$10,710
Losses and loss adjustment expenses	6,602	7,320	6,940	5,966	7,947
Underwriting expenses	3,012	3,111	3,139	3,038	3,098
Statutory underwriting gain (loss)	514	(188)	625	1,864	(335)
Policyholder dividends	12	12	12	11	13
Statutory underwriting gain (loss) after policyholder dividends	$502	$(200)	$613	$1,853	$(348)
Other statutory statistics
Reserves for losses and loss adjustment expenses	$54,578	$55,922	$56,909	$56,326	$58,091
Increase (decrease) in reserves	$861	$1,344	$987	$(583)	$1,765
Statutory capital and surplus	$25,329	$25,210	$26,191	$27,715	$27,785
Net written premiums/surplus (1)	1.62:1	1.66:1	1.63:1	1.56:1	1.57:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Written premiums
Gross	$11,310	$11,865	$12,149	$11,226	$11,890
Ceded	(1,128)	(750)	(832)	(484)	(1,375)
Net	$10,182	$11,115	$11,317	$10,742	$10,515
Earned premiums
Gross	$10,867	$11,083	$11,484	$11,644	$11,487
Ceded	(741)	(840)	(780)	(776)	(777)
Net	$10,126	$10,243	$10,704	$10,868	$10,710

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Business Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Revenues
Premiums	$5,160	$5,168	$5,474	$5,543	$5,465
Net investment income	609	632	642	677	656
Fee income	101	105	109	115	108
Other revenues	77	77	89	79	82
Total revenues	5,947	5,982	6,314	6,414	6,311
Claims and expenses
Claims and claim adjustment expenses	3,331	3,471	3,698	3,179	3,705
Amortization of deferred acquisition costs	864	861	930	933	917
General and administrative expenses	818	835	826	824	847
Total claims and expenses	5,013	5,167	5,454	4,936	5,469
Segment income before income taxes	934	815	860	1,478	842
Income tax expense	170	159	162	290	159
Segment income	$764	$656	$698	$1,188	$683
Other statistics
Effective tax rate on net investment income	17.4%	17.7%	17.7%	17.8%	17.8%
Net investment income (after-tax)	$502	$521	$528	$557	$539
Catastrophes, net of reinsurance:
Pre-tax	$209	$389	$340	$94	$509
After-tax	$166	$307	$268	$74	$402
Prior year reserve development - favorable (unfavorable):
Pre-tax	$—	$34	$(91)	$147	$74
After-tax	$—	$26	$(72)	$116	$58

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Underwriting gain	$274	$148	$176	$642	$157
Net investment income	502	521	528	557	539
Other income (expense)	(12)	(13)	(6)	(11)	(13)
Segment income	$764	$656	$698	$1,188	$683
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	63.6%	66.2%	66.6%	56.4%	66.8%
Underwriting expense ratio	29.7%	29.9%	29.2%	28.8%	29.4%
Combined ratio	93.3%	96.1%	95.8%	85.2%	96.2%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	—%	(0.6)%	1.7%	(2.7)%	(1.3)%
Catastrophes, net of reinsurance	4.1%	7.5%	6.2%	1.7%	9.3%
Underlying combined ratio	89.2%	89.2%	87.9%	86.2%	88.2%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Billing and policy fees and other	$4	$4	$4	$4	$4
Fee income:
Loss and loss adjustment expenses	$39	$42	$44	$47	$45
Underwriting expenses	62	63	65	68	63
Total fee income	$101	$105	$109	$115	$108
Non-insurance general and administrative expenses	$86	$87	$90	$86	$91

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Business Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Statutory underwriting
Gross written premiums	$6,383	$6,169	$6,173	$5,790	$6,740
Net written premiums	$5,598	$5,539	$5,517	$5,426	$5,698
Net earned premiums	$5,162	$5,168	$5,474	$5,543	$5,465
Losses and loss adjustment expenses	3,282	3,422	3,645	3,116	3,650
Underwriting expenses	1,630	1,620	1,583	1,566	1,700
Statutory underwriting gain	250	126	246	861	115
Policyholder dividends	8	7	9	7	9
Statutory underwriting gain after policyholder dividends	$242	$119	$237	$854	$106

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Net written premiums by market
Domestic
Select Accounts	$974	$975	$885	$893	$976
Middle Market	3,213	2,769	3,030	3,011	3,166
National Accounts	327	312	264	356	312
National Property and Other	642	912	896	684	720
Total Domestic	5,156	4,968	5,075	4,944	5,174
International	440	571	442	482	524
Total	$5,596	$5,539	$5,517	$5,426	$5,698
Net written premiums by product line
Domestic
Workers’ compensation	$1,019	$847	$795	$808	$950
Commercial automobile	964	923	937	954	1,030
Commercial property	763	1,054	1,022	859	873
General liability	965	809	914	903	753
Commercial multi-peril	1,416	1,345	1,367	1,409	1,532
Other	29	(10)	40	11	36
Total Domestic	5,156	4,968	5,075	4,944	5,174
International	440	571	442	482	524
Total	$5,596	$5,539	$5,517	$5,426	$5,698

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Revenues
Premiums	$956	$977	$1,009	$1,016	$995
Net investment income	90	94	101	105	102
Other revenues	9	6	7	8	6
Total revenues	1,055	1,077	1,117	1,129	1,103
Claims and expenses
Claims and claim adjustment expenses	428	473	441	432	434
Amortization of deferred acquisition costs	182	183	194	197	187
General and administrative expenses	205	207	203	217	205
Total claims and expenses	815	863	838	846	826
Segment income before income taxes	240	214	279	283	277
Income tax expense	45	44	57	55	57
Segment income	$195	$170	$222	$228	$220
Other statistics
Effective tax rate on net investment income	18.0%	18.2%	18.8%	18.5%	18.4%
Net investment income (after-tax)	$74	$77	$81	$87	$83
Catastrophes, net of reinsurance:
Pre-tax	$5	$40	$4	$2	$19
After-tax	$4	$31	$3	$2	$15
Prior year reserve development - favorable:
Pre-tax	$24	$24	$36	$45	$67
After-tax	$19	$19	$28	$35	$52

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Underwriting gain	$116	$90	$135	$137	$133
Net investment income	74	77	81	87	83
Other income	5	3	6	4	4
Segment income	$195	$170	$222	$228	$220
Combined ratio (1)
Loss and loss adjustment expense ratio	44.4%	48.0%	43.4%	42.1%	43.2%
Underwriting expense ratio	40.1%	39.7%	39.1%	40.6%	39.3%
Combined ratio	84.5%	87.7%	82.5%	82.7%	82.5%
Impact on combined ratio:
Net favorable prior year reserve development	(2.5)%	(2.5)%	(3.5)%	(4.3)%	(6.7)%
Catastrophes, net of reinsurance	0.5%	4.1%	0.4%	0.2%	1.9%
Underlying combined ratio	86.5%	86.1%	85.6%	86.8%	87.3%

(1) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Billing and policy fees and other	$—	$1	$1	$—	$—
Non-insurance general and administrative expenses	$3	$1	$1	$2	$1

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Statutory underwriting
Gross written premiums	$1,076	$1,127	$1,165	$1,151	$1,129
Net written premiums	$943	$1,040	$1,072	$1,054	$999
Net earned premiums	$956	$977	$1,009	$1,016	$995
Losses and loss adjustment expenses	424	468	438	427	430
Underwriting expenses	411	408	421	421	422
Statutory underwriting gain	121	101	150	168	143
Policyholder dividends	4	5	3	4	4
Statutory underwriting gain after policyholder dividends	$117	$96	$147	$164	$139

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Net written premiums by market
Domestic
Management Liability	$543	$586	$617	$563	$553
Surety	296	325	344	329	333
Total Domestic	839	911	961	892	886
International	104	129	111	162	113
Total	$943	$1,040	$1,072	$1,054	$999
Net written premiums by product line
Domestic
Fidelity and surety	$356	$382	$411	$387	$394
General liability	434	468	479	452	440
Other	49	61	71	53	52
Total Domestic	839	911	961	892	886
International	104	129	111	162	113
Total	$943	$1,040	$1,072	$1,054	$999

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Revenues
Premiums	$4,010	$4,098	$4,221	$4,309	$4,250
Net investment income	147	159	161	173	172
Fee income	8	10	12	13	11
Other revenues	26	22	24	25	24
Total revenues	4,191	4,289	4,418	4,520	4,457
Claims and expenses
Claims and claim adjustment expenses	2,897	3,429	2,857	2,423	3,867
Amortization of deferred acquisition costs	652	634	666	677	674
General and administrative expenses	375	424	420	421	396
Total claims and expenses	3,924	4,487	3,943	3,521	4,937
Segment income (loss) before income taxes	267	(198)	475	999	(480)
Income tax expense (benefit)	47	(45)	91	201	(106)
Segment income (loss)	$220	$(153)	$384	$798	$(374)
Other statistics
Effective tax rate on net investment income	17.7%	18.0%	18.0%	18.1%	18.1%
Net investment income (after-tax)	$122	$129	$133	$141	$141
Catastrophes, net of reinsurance:
Pre-tax	$498	$1,080	$595	$79	$1,738
After-tax	$393	$854	$468	$62	$1,373
Prior year reserve development - favorable:
Pre-tax	$67	$172	$181	$70	$237
After-tax	$52	$137	$143	$56	$187

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Underwriting gain (loss)	$82	$(296)	$236	$641	$(529)
Net investment income	122	129	133	141	141
Other income	16	14	15	16	14
Segment income (loss)	$220	$(153)	$384	$798	$(374)
Combined ratio (1)
Loss and loss adjustment expense ratio	72.2%	83.7%	67.7%	56.2%	91.0%
Underwriting expense ratio	24.7%	24.8%	24.8%	24.5%	24.2%
Combined ratio	96.9%	108.5%	92.5%	80.7%	115.2%
Impact on combined ratio:
Net favorable prior year reserve development	(1.6)%	(4.2)%	(4.3)%	(1.6)%	(5.6)%
Catastrophes, net of reinsurance	12.4%	26.4%	14.1%	1.8%	40.9%
Underlying combined ratio	86.1%	86.3%	82.7%	80.5%	79.9%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Billing and policy fees and other	$26	$25	$23	$24	$24
Fee income	$8	$10	$12	$13	$11
Non-insurance general and administrative expenses	$5	$6	$4	$6	$6

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Statutory underwriting
Gross written premiums	$3,851	$4,569	$4,811	$4,285	$4,021
Net written premiums	$3,643	$4,536	$4,728	$4,262	$3,818
Net earned premiums	$4,010	$4,098	$4,221	$4,309	$4,250
Losses and loss adjustment expenses	2,896	3,430	2,857	2,423	3,867
Underwriting expenses	971	1,083	1,135	1,051	976
Statutory underwriting gain (loss)	$143	$(415)	$229	$835	$(593)
Policies in force (in thousands)
Automobile	3,212	3,180	3,158	3,150	3,118
Homeowners and Other	6,235	6,167	6,106	6,060	5,980

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Personal Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Net written premiums by product line
Domestic
Automobile	$1,859	$2,001	$2,138	$1,927	$1,859
Homeowners and Other	1,635	2,347	2,410	2,158	1,813
Total Domestic	3,494	4,348	4,548	4,085	3,672
International	149	188	180	177	146
Total	$3,643	$4,536	$4,728	$4,262	$3,818

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Statutory underwriting
Gross written premiums	$1,970	$2,129	$2,264	$2,056	$1,967
Net written premiums	$1,959	$2,120	$2,253	$2,043	$1,955
Net earned premiums	$1,980	$2,026	$2,080	$2,110	$2,071
Losses and loss adjustment expenses	1,430	1,532	1,477	1,518	1,270
Underwriting expenses	454	468	495	471	444
Statutory underwriting gain	$96	$26	$108	$121	$357
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	72.2%	75.6%	71.0%	71.9%	61.3%
Underwriting expense ratio	22.4%	22.3%	22.4%	22.3%	22.1%
Combined ratio	94.6%	97.9%	93.4%	94.2%	83.4%
Impact on combined ratio:
Net favorable prior year reserve development	(2.3)%	(1.5)%	(2.7)%	(1.5)%	(6.0)%
Catastrophes, net of reinsurance	2.0%	4.2%	4.9%	(0.6)%	1.9%
Underlying combined ratio	94.9%	95.2%	91.2%	96.3%	87.5%
Catastrophes, net of reinsurance:
Pre-tax	$39	$85	$103	$(13)	$39
After-tax	$31	$67	$81	$(10)	$30
Prior year reserve development - favorable:
Pre-tax	$45	$30	$56	$31	$125
After-tax	$34	$26	$45	$25	$98

Policies in force (in thousands)	3,212	3,180	3,158	3,150	3,118
Change from prior year quarter	(1.1)%	(1.4)%	(2.0)%	(2.3)%	(2.9)%
Change from prior quarter	(0.3)%	(1.0)%	(0.7)%	(0.3)%	(1.0)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Billing and policy fees and other	$15	$15	$14	$15	$14
Fee income	$4	$5	$7	$7	$6

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Statutory underwriting
Gross written premiums	$1,881	$2,440	$2,547	$2,229	$2,054
Net written premiums	$1,684	$2,416	$2,475	$2,219	$1,863
Net earned premiums	$2,030	$2,072	$2,141	$2,199	$2,179
Losses and loss adjustment expenses	1,466	1,898	1,380	905	2,597
Underwriting expenses	517	615	640	580	532
Statutory underwriting gain (loss)	$47	$(441)	$121	$714	$(950)
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	72.2%	91.6%	64.5%	41.2%	119.2%
Underwriting expense ratio	26.9%	27.2%	27.0%	26.6%	26.3%
Combined ratio	99.1%	118.8%	91.5%	67.8%	145.5%
Impact on combined ratio:
Net favorable prior year reserve development	(1.1)%	(6.8)%	(5.9)%	(1.8)%	(5.1)%
Catastrophes, net of reinsurance	22.6%	48.0%	23.0%	4.2%	78.0%
Underlying combined ratio	77.6%	77.6%	74.4%	65.4%	72.6%
Catastrophes, net of reinsurance:
Pre-tax	$459	$995	$492	$92	$1,699
After-tax	$362	$787	$387	$72	$1,343
Prior year reserve development - favorable:
Pre-tax	$22	$142	$125	$39	$112
After-tax	$18	$111	$98	$31	$89

Policies in force (in thousands)	6,235	6,167	6,106	6,060	5,980
Change from prior year quarter	(1.9)%	(3.0)%	(3.8)%	(3.7)%	(4.1)%
Change from prior quarter	(0.9)%	(1.1)%	(1.0)%	(0.8)%	(1.3)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Billing and policy fees and other	$11	$10	$9	$9	$10
Fee income	$4	$5	$5	$6	$5

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Interest Expense and Other

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Revenues
Other revenues	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	98	98	98	98	99
General and administrative expenses	8	12	11	13	11
Total claims and expenses	106	110	109	111	110

Loss before income tax benefit	(106)	(110)	(109)	(111)	(110)
Income tax benefit	(23)	(22)	(23)	(23)	(24)
Loss	$(83)	$(88)	$(86)	$(88)	$(86)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Consolidated Balance Sheet

($ and shares in millions)	March 31, 2025	December 31, 2024
Assets
Fixed maturities, available for sale, at fair value (amortized cost $89,596 and $88,277; allowance for expected credit losses of $4 and $2)	$85,421	$83,666
Equity securities, at fair value (cost $501 and $544)	623	687
Real estate investments	897	902
Short-term securities	4,529	4,766
Other investments	4,226	4,202
Total investments	95,696	94,223
Cash (including restricted cash of $138 and $131)	724	699
Investment income accrued	703	752
Premiums receivable (net of allowance for expected credit losses of $58 and $58)	11,575	11,110
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $128 and $119)	8,105	8,000
Ceded unearned premiums	1,804	1,202
Deferred acquisition costs	3,540	3,494
Deferred taxes	1,639	1,762
Contractholder receivables (net of allowance for expected credit losses of $17 and $18)	3,193	3,171
Goodwill	4,245	4,233
Other intangible assets	356	360
Other assets	4,397	4,183
Total assets	$135,977	$133,189

Liabilities
Claims and claim adjustment expense reserves	$65,976	$64,093
Unearned premium reserves	22,724	22,289
Contractholder payables	3,210	3,189
Payables for reinsurance premiums	1,092	550
Debt	8,033	8,033
Other liabilities	6,751	7,171
Total liabilities	107,786	105,325
Shareholders’ equity
Common stock (1,750.0 shares authorized; 226.6 and 226.6 shares issued and outstanding)	25,584	25,452
Retained earnings	49,784	49,630
Accumulated other comprehensive loss	(4,568)	(4,967)
Treasury stock, at cost (565.7 and 564.3 shares)	(42,609)	(42,251)
Total shareholders’ equity	28,191	27,864
Total liabilities and shareholders’ equity	$135,977	$133,189

The Travelers Companies, Inc. Investment Portfolio

(at carrying value, $ in millions)	March 31, 2025	Pre-tax Book Yield (1)	December 31, 2024	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities	$62,676	3.93%	$61,012	3.87%
Tax-exempt fixed maturities	22,745	3.06%	22,654	3.00%
Total fixed maturities	85,421	3.69%	83,666	3.63%
Non-redeemable preferred stocks	47	2.18%	48	2.20%
Common stocks	576		639
Total equity securities	623		687
Real estate investments	897		902
Short-term securities	4,529	4.42%	4,766	4.54%
Private equities	2,840		2,815
Hedge funds	207		219
Real estate partnerships	863		858
Other investments	316		310
Total other investments	4,226		4,202
Total investments	$95,696		$94,223

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(3,299)		$(3,640)

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	March 31, 2025		December 31, 2024
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$4,894		$5,570
Obligations of U.S. states and political subdivisions:
Pre-refunded	364		572
All other	26,928		26,613
Total	27,292		27,185
Debt securities issued by foreign governments	887		909
Mortgage-backed securities - principally obligations of U.S. Government agencies	13,033		12,605
Corporate and all other bonds	39,315		37,397
Total fixed maturities	$85,421		$83,666

Fixed Maturities Quality Characteristics (1)
	March 31, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$40,336	47.2%	$40,411	48.3%
Aa	15,584	18.3	15,278	18.3
A	17,285	20.2	16,181	19.3
Baa	11,222	13.1	10,816	12.9
Total investment grade	84,427	98.8	82,686	98.8
Ba	700	0.8	686	0.8
B	252	0.3	247	0.3
Caa and lower	42	0.1	47	0.1
Total below investment grade	994	1.2	980	1.2
Total fixed maturities	$85,421	100.0%	$83,666	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.5		4.3

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Gross investment income
Fixed maturities	$692	$709	$749	$798	$812
Short-term securities	70	70	77	63	57
Other	98	118	90	103	76
	860	897	916	964	945
Investment expenses	14	12	12	9	15
Net investment income, pre-tax	846	885	904	955	930
Income taxes	148	158	162	170	167
Net investment income, after-tax	$698	$727	$742	$785	$763

Effective tax rate	17.6%	17.8%	17.9%	17.9%	17.9%

Average invested assets (1)	$94,677	$95,402	$97,736	$100,046	$101,000

Average yield pre-tax (1)	3.6%	3.7%	3.7%	3.8%	3.7%
Average yield after-tax	2.9%	3.0%	3.0%	3.1%	3.0%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized Investment Gains (Losses) and Net Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Net realized investment gains (losses)
Fixed maturities	$(40)	$(35)	$(17)	$(39)	$(31)
Equity securities	79	(28)	53	(5)	(22)
Other	(4)	(2)	19	(11)	(8)
Realized investment gains (losses) before tax	35	(65)	55	(55)	(61)
Related taxes	8	(14)	13	(11)	(13)
Net realized investment gains (losses)	$27	$(51)	$42	$(44)	$(48)

Gross investment gains	$85	$7	$85	$10	$4
Gross investment losses before impairments	(47)	(72)	(25)	(63)	(63)
Net investment gains (losses) before impairments	38	(65)	60	(53)	(59)
Net impairment (charges) recoveries	(3)	—	(5)	(2)	(2)
Net realized investment gains (losses) before tax	35	(65)	55	(55)	(61)
Related taxes	8	(14)	13	(11)	(13)
Net realized investment gains (losses)	$27	$(51)	$42	$(44)	$(48)

($ in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$(4,718)	$(5,042)	$(2,672)	$(4,609)	$(4,171)
Other	(2)	(1)	—	—	(1)
Unrealized investment gains (losses) before tax	(4,720)	(5,043)	(2,672)	(4,609)	(4,172)
Related taxes	(999)	(1,067)	(561)	(969)	(873)
Balance, end of period	$(3,721)	$(3,976)	$(2,111)	$(3,640)	$(3,299)

The Travelers Companies, Inc. Reinsurance Recoverables

($ in millions)	March 31, 2025	December 31, 2024
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$4,131	$3,962
Gross structured settlements (2)	2,589	2,626
Mandatory pools and associations (3)	1,513	1,531
Gross reinsurance recoverables (4)	8,233	8,119
Allowance for estimated uncollectible reinsurance (5)	(128)	(119)
Net reinsurance recoverables	$8,105	$8,000

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	March 31, 2025
Swiss Re Group	A+ second highest of 16 ratings	$704
Berkshire Hathaway	A++ highest of 16 ratings	454
Munich Re Group	A+ second highest of 16 ratings	337
Axa Group	A+ second highest of 16 ratings	178
Arch Insurance Group	A+ second highest of 16 ratings	172

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, over half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	March 31, 2025
Fidelity & Guaranty Life Group	A third highest of 16 ratings	$650
Genworth Financial Group	B- eighth highest of 16 ratings	311
John Hancock Group	A+ second highest of 16 ratings	215
Symetra Financial Corporation	A third highest of 16 ratings	197
Brighthouse Financial, Inc.	A third highest of 16 ratings	171

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at March 31, 2025, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $5.93 billion, or 88%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 94% were rated A- or better.  The remaining 12% of reinsurance recoverables comprised the following:  5% related to captive insurance companies, 1% related to voluntary pools and 6% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$40,833	$41,391	$42,050	$42,960	$42,909
Incurred	3,282	3,422	3,645	3,116	3,650
Paid	(2,697)	(2,758)	(2,786)	(3,066)	(2,847)
Foreign exchange and other	(27)	(5)	51	(101)	30
End of period	$41,391	$42,050	$42,960	$42,909	$43,742
Bond & Specialty Insurance
Beginning of period	$4,521	$4,626	$4,773	$4,931	$4,938
Incurred	424	468	438	427	430
Paid	(306)	(320)	(332)	(344)	(325)
Foreign exchange and other	(13)	(1)	52	(76)	29
End of period	$4,626	$4,773	$4,931	$4,938	$5,072
Personal Insurance
Beginning of period	$8,363	$8,561	$9,099	$9,018	$8,479
Incurred	2,896	3,430	2,857	2,423	3,867
Paid	(2,678)	(2,885)	(2,948)	(2,908)	(3,069)
Foreign exchange and other	(20)	(7)	10	(54)	—
End of period	$8,561	$9,099	$9,018	$8,479	$9,277
Total
Beginning of period	$53,717	$54,578	$55,922	$56,909	$56,326
Incurred	6,602	7,320	6,940	5,966	7,947
Paid	(5,681)	(5,963)	(6,066)	(6,318)	(6,241)
Foreign exchange and other	(60)	(13)	113	(231)	59
End of period	$54,578	$55,922	$56,909	$56,326	$58,091
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$242	$—	$—
All other	—	(34)	(151)	(147)	(74)
Total Business Insurance (1)	—	(34)	91	(147)	(74)
Bond & Specialty Insurance	(24)	(24)	(36)	(45)	(67)
Personal Insurance	(67)	(172)	(181)	(70)	(237)
Total	$(91)	$(230)	$(126)	$(262)	$(378)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Asbestos Reserves

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Asbestos reserves
Beginning reserves:
Gross	$1,768	$1,686	$1,612	$1,815	$1,708
Ceded	(390)	(382)	(368)	(395)	(370)
Net	1,378	1,304	1,244	1,420	1,338
Incurred losses and loss expenses:
Gross	—	—	279	—	—
Ceded	—	—	(37)	—	—
Paid loss and loss expenses:
Gross	82	74	77	106	72
Ceded	(8)	(13)	(11)	(25)	(13)
Foreign exchange and other:
Gross	—	—	1	(1)	—
Ceded	—	1	(1)	—	—
Ending reserves:
Gross	1,686	1,612	1,815	1,708	1,636
Ceded	(382)	(368)	(395)	(370)	(357)
Net	$1,304	$1,244	$1,420	$1,338	$1,279

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Capitalization

($ in millions)	March 31, 2025	December 31, 2024
Debt

Short-term debt
Commercial paper	$100	$100
Total short-term debt	100	100
Long-term debt
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	500
3.05% Senior notes due June 8, 2051 (1)	750	750
5.45% Senior notes due May 25, 2053 (1)	750	750
Total long-term debt	8,004	8,004
Unamortized fair value adjustment	33	34
Unamortized debt issuance costs	(104)	(105)
	7,933	7,933
Total debt	8,033	8,033
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	31,490	31,504
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$39,523	$39,537
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	20.3%	20.3%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	March 31, 2025 (1)	December 31, 2024
Statutory capital and surplus	$27,785	$27,715
GAAP adjustments
Goodwill and intangible assets	3,634	3,635
Investments	(3,571)	(3,982)
Noninsurance companies	(4,524)	(4,350)
Deferred acquisition costs	3,407	3,371
Deferred federal income tax	146	218
Current federal income tax	(4)	(5)
Reinsurance recoverables	44	44
Furniture, equipment & software	940	960
Agents balances	235	230
Other	99	28
Total GAAP adjustments	406	149
GAAP shareholders’ equity	$28,191	$27,864

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Cash Flows

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Cash flows from operating activities
Net income	$1,123	$534	$1,260	$2,082	$395
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(35)	65	(55)	55	61
Depreciation and amortization	196	182	174	163	188
Deferred federal income tax expense (benefit)	42	(85)	(59)	(50)	31
Amortization of deferred acquisition costs	1,698	1,678	1,790	1,807	1,778
Equity in income from other investments	(68)	(89)	(63)	(74)	(53)
Premiums receivable	(557)	(664)	234	128	(459)
Reinsurance recoverables	33	(34)	74	38	(97)
Deferred acquisition costs	(1,776)	(1,807)	(1,856)	(1,734)	(1,822)
Claims and claim adjustment expense reserves	928	1,384	755	(387)	1,818
Unearned premium reserves	457	788	659	(416)	419
Other	(583)	(275)	962	452	(899)
Net cash provided by operating activities	1,458	1,677	3,875	2,064	1,360
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,709	2,464	1,817	2,547	2,801
Proceeds from sales of investments:
Fixed maturities	942	308	225	159	253
Equity securities	21	41	31	50	68
Real estate investments	—	—	64	—	—
Other investments	55	55	101	211	63
Purchases of investments:
Fixed maturities	(3,738)	(4,349)	(4,273)	(4,772)	(4,296)
Equity securities	(26)	(21)	(33)	(44)	(25)
Real estate investments	(13)	(11)	(10)	(14)	(7)
Other investments	(90)	(95)	(98)	(113)	(96)
Net sales (purchases) of short-term securities	454	330	(1,126)	712	239
Securities transactions in the course of settlement	111	247	24	(326)	308
Acquisition, net of cash acquired	(381)	(1)	—	—	—
Other	(81)	(111)	(113)	(103)	(116)
Net cash used in investing activities	(1,037)	(1,143)	(3,391)	(1,693)	(808)

The Travelers Companies, Inc. Statement of Cash Flows (Continued)

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Cash flows from financing activities
Treasury stock acquired - share repurchase authorizations	(250)	(249)	(248)	(256)	(250)
Treasury stock acquired - net employee share-based compensation	(110)	(1)	(1)	(2)	(102)
Dividends paid to shareholders	(229)	(244)	(238)	(240)	(240)
Issuance of common stock - employee share options	190	22	33	76	57
Net cash used in financing activities	(399)	(472)	(454)	(422)	(535)
Effect of exchange rate changes on cash and restricted cash	(5)	—	13	(22)	8
Net increase (decrease) in cash and restricted cash	17	62	43	(73)	25
Cash and restricted cash at beginning of period	650	667	729	772	699
Cash and restricted cash at end of period	$667	$729	$772	$699	$724
Supplemental disclosure of cash flow information
Income taxes paid	$24	$831	$92	$363	$24
Interest paid	$60	$135	$60	$135	$61

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Shareholders’ equity	$25,022	$24,862	$27,696	$27,864	$28,191
Adjustments:
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	3,721	3,976	2,111	3,640	3,299
Net realized investment (gains) losses, net of tax	(27)	24	(18)	26	48
Adjusted shareholders’ equity	$28,716	$28,862	$29,789	$31,530	$31,538
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated, or reasonably expected by the Company to be designated, a catastrophe by one or more industry recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada. Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is reached and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2025 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance products and services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world, including as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology & Life Sciences, Public Sector Services, Energy, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Agribusiness, Northfield and National Programs; and International, including Global Services and a 20% quota-share reinsurance agreement with subsidiaries of Fidelis Insurance Holdings Limited.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom, and Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities and other runoff operations, including certain assumed reinsurance arrangements.

Bond & Specialty Insurance - Bond & Specialty Insurance offers surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers, primarily in the United States, and certain surety and specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), in each case utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employment practices liability, fidelity liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; in the United States only, property, workers’ compensation, auto and general liability for financial institutions; and transactional liability coverages to public and private companies.

Bond & Specialty Insurance’s surety business in Brazil is conducted through Junto Holding Brasil S.A. (Junto). The Company owns 49.5% of Junto, a market leader in surety coverages in Brazil. This joint venture investment is accounted for using the equity method and is included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance offers a broad range of property and casualty insurance products and services covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.